Supplement to the
Fidelity® Cash Reserves
and Fidelity U.S. Government Reserves
January 29, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" beginning on page 7.

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

CAS/FUS-01-02 December 29, 2001
1.712068.107

Supplement to the
Fidelity® Cash Reserves
and Fidelity U.S. Government Reserves
January 29, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 7.

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

CAS/FUS-01-02L December 29, 2001
1.746835.105

SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND

FIDELITY CASH RESERVES

January 29, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on page 5 is no longer applicable.

Effective May 17, 2001, the following information has been removed from the "Additional Purchase, Exchange and Redemption Information" section on page 11.

For Select Cash Reserves account shareholders, a deferred sales charge of 1% of the redemption amount will be deducted when you redeem shares purchased prior to October 12, 1990. The deferred sales charge does not apply to exchanges to the Select Portfolios.

The following information replaces the similar information found in the "Additional Purchase, Exchange and Redemption Information" section beginning on page 11.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

CAS/FUSB-01-05 December 29, 2001
1.475755.110